UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 14, 2018

FS Energy and Power Fund

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	814-00841 (Commission File Number)	27-6822130 (I.R.S. Employer Identification No.)

201 Rouse Boulevard Philadelphia, Pennsylvania (Address of principal executive offices)	19112 (Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐   Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

First Amendment to Barclays Credit Facility

On March 14, 2018, Bryn Mawr Funding LLC (“Bryn Mawr Funding”), a wholly-owned financing subsidiary of FS Energy and Power Fund (the “Company”), entered into the First Amendment to Senior Secured Revolving Credit Agreement (the “First Amendment”), amending the Senior Secured Revolving Credit Agreement, originally entered into as of May 18, 2016, among Bryn Mawr Funding, the lenders party thereto, and Barclays Bank PLC, as administrative agent.

The First Amendment provides for, among other things, (a) scheduled reductions of the lenders’ commitments beginning on September 30, 2018 and (b) reducing the term of the financing by amending the maturity date from May 18, 2021 to March 29, 2019.

The foregoing description of the First Amendment as set forth in this Item 1.01 is a summary only and is qualified in all respects by the provisions of such agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Third Amendment to Fortress Facility

On March 16, 2018, Foxfields Funding LLC (“Foxfields Funding”), a wholly-owned financing subsidiary of the Company, entered into the Consent and Third Amendment to Term Loan and Security Agreement (the “Third Amendment”), amending the Term Loan and Security Agreement, originally entered into as of November 6, 2015, among Foxfields Funding, the other loan parties and various lenders party thereto, and Fortress Credit Co LLC, as administrative agent.

The Third Amendment provides for, among other things, modifications to the financial covenants.

The foregoing description of the Third Amendment as set forth in this Item 1.01 is a summary only and is qualified in all respects by the provisions of such agreement, a copy of which is attached hereto as Exhibit 10.2 and is incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT NUMBER	DESCRIPTION
10.1	First Amendment to Senior Secured Revolving Credit Agreement, dated as of March 14, 2018, among Bryn Mawr Funding LLC, as Borrower, the lenders party thereto, Barclays Bank PLC, as administrative agent and issuing bank, and FS Energy and Power Fund.

10.2	Consent and Third Amendment to Term Loan and Security Agreement, dated as of March 16, 2018, among Foxfields Funding LLC, as borrower, Fortress Credit Co LLC, as administrative agent, and the lenders party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Energy and Power Fund

Date:	March 19, 2018	By:	/s/ Stephen S. Sypherd
Stephen S. Sypherd
Vice President

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
10.1	First Amendment to Senior Secured Revolving Credit Agreement, dated as of March 14, 2018, among Bryn Mawr Funding LLC, as Borrower, the lenders party thereto, Barclays Bank PLC, as administrative agent and issuing bank, and FS Energy and Power Fund.

10.2	Consent and Third Amendment to Term Loan and Security Agreement, dated as of March 16, 2018, among Foxfields Funding LLC, as borrower, Fortress Credit Co LLC, as administrative agent, and the lenders party thereto.